Exhibit 99.1

AÉROPOSTALE, INC. ANNOUNCES CHANGES
TO ITS BOARD OF DIRECTORS

New York, New York - April 23, 2015 - Aéropostale, Inc. (NYSE: ARO), a mall-based specialty retailer of casual and active apparel for young women and men, today announced future changes to the composition of its Board of Directors.

Robert B. Chavez has advised the Company that he will not seek re-election to the Company’s Board of Directors at the 2015 Annual Stockholder Meeting due to his responsibilities and time commitments as President and Chief Executive Officer of Hermes of Paris, Inc. Mr. Chavez will continue to serve until the 2015 Annual Meeting.

Stefan Kaluzny has also advised the Company that he will not seek re-election as a Director at the 2015 Annual Stockholder Meeting. Mr. Kaluzny, a Managing Director of Sycamore Partners, has served as a designated Series B Director since May 2014. He will also continue to serve until the 2015 Annual Meeting.

Karin Hirtler-Garvey, Chairperson of Aéropostale, Inc., commented, "We thank Bob and Stefan for the dedicated service and counsel they have provided as members of Aéropostale’s Board. The Board looks forward to continuing our relationship with Stefan as a major stockholder and strategic partner. We wish both Bob and Stefan all the best in the future."

Mr. Chavez stated, “It has been a pleasure to serve on Aéropostale’s Board. Over the past 11 years, I have watched the Company face and overcome multiple challenges with the support of its amazing employees. I look forward to watching management and the Board continue to lead the business in the right direction.”

Mr. Kaluzny stated, "As I said when I joined the Board, I continue to believe there is tremendous value in Aéropostale's business. Now that Julian Geiger has returned as CEO, I am confident the Company is well-positioned to return to profitability.”

About Aéropostale, Inc.
Aéropostale®, Inc. is a primarily mall-based, specialty retailer of casual apparel and accessories, principally targeting 14 to 17 year-old young women and men through its Aéropostale® stores and 4 to 12 year-olds through its P.S. from Aéropostale® stores. The Company provides customers with a focused selection of high quality fashion and fashion basic merchandise at compelling values in an exciting store environment. Aéropostale® maintains control over its proprietary brands by designing, sourcing, marketing and selling all of its own merchandise. Aéropostale® products can be purchased in Aéropostale® stores and online at www.aeropostale.com. P.S. from Aéropostale® products can be purchased in P.S. from Aéropostale® stores and online at www.ps4u.com and www.aeropostale.com. The Company currently operates 766 Aéropostale® stores in 50 states and Puerto Rico, 61 Aéropostale stores in Canada and 26 P.S. from Aéropostale® stores in 12 states and Puerto Rico. In addition, pursuant to various licensing agreements, our licensees currently operate 262 Aéropostale® and P.S. from Aéropostale® locations in the Middle East, Asia, Europe, and Latin America. Since November 2012, Aéropostale, Inc. has operated GoJane.com, Inc., an online women’s fashion footwear and apparel retailer.

SPECIAL NOTE: THIS PRESS RELEASE AND ORAL STATEMENTS MADE FROM TIME TO TIME BY REPRESENTATIVES OF THE COMPANY CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" MADE IN RELIANCE UPON THE SAFE HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, CONCERNING EXPECTATIONS FOR SALES, STORE OPENINGS, GROSS MARGINS, EXPENSES, STRATEGIC DIRECTION AND EARNINGS. ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER INCLUDE, CHANGES IN THE COMPETITIVE MARKETPLACE, INCLUDING THE INTRODUCTION OF NEW PRODUCTS OR PRICING CHANGES BY OUR COMPETITORS, CHANGES IN THE ECONOMY AND OTHER EVENTS LEADING TO A REDUCTION IN DISCRETIONARY CONSUMER SPENDING; SEASONALITY; RISKS ASSOCIATED WITH CHANGES IN SOCIAL, POLITICAL, ECONOMIC AND OTHER CONDITIONS AND THE POSSIBLE ADVERSE IMPACT OF CHANGES IN IMPORT RESTRICTIONS; RISKS ASSOCIATED WITH UNCERTAINTY RELATING TO THE COMPANY'S ABILITY TO IMPLEMENT ITS STRATEGIES; RISKS ASSOCIATED WITH THE COMPANY’S ABILITY TO IMPLEMENT AND REALIZE THE ANTICIPATED BENEFITS OF THE COMPANY’S

STRATEGIC INITIATIVES AND COST REDUCTION PROGRAM, AS WELL AS THE OTHER RISK FACTORS SET FORTH IN THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.